SHARE PURCHASE AGREEMENT
                                     BETWEEN
                       ALLIANCE SEMICONDUCTOR CORPORATION
                                       AND
                               TOWER SEMICONDUCTOR

AGREEMENT (this "Agreement"), dated as of August 29, 2000, by and between Alliance Semiconductor Corporation ("Alliance") and Tower Semiconductor Ltd. ("Company").

RECITALS

WHEREAS on July 4, 2000, SanDisk Corporation ("SanDisk") and the Company entered into a Share Purchase Agreement in the form attached as Exhibit A hereto (the "SPA") , an Additional Purchase Obligation Agreement in the form attached as Exhibit B hereto (the "APOA), and agreed to enter into an Escrow Agreement and a Registration Rights Agreement in substantially the same form as Exhibits C and E to the SPA , all upon the terms and conditions detailed therein (collectively, the "SD Transaction Agreements"); and

WHEREAS Alliance desires to purchase and the Company desires to issue and sell to Alliance Ordinary Shares of the Company (the "Shares") pursuant to substantially the same terms and conditions as set forth in the SD Transaction Agreements.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

1. Capitalized terms used and not defined herein shall have the meanings set forth in the SD Transaction Agreements.

2. Immediately effective upon the signing of this Agreement, (a) the terms and conditions of the SD Transaction Agreements shall be binding on Alliance and shall be incorporated by reference herein [(except for the Escrow Agreement which shall be separately entered into in the form to be agreed upon by the parties hereto)] and (b) Alliance shall be deemed a "Buyer" and/or "S" and/or "Holder", as those terms are used therein. All references in the SD Transaction Documents to the "date hereof' shall mean the date of this Agreement.

3. Notwithstanding the provisions of Section 2 and for the purposes of this Agreement and Alliance's participation in the hereby contemplated transactions, the parties hereto agree as follows:

      3.1 The definition of "Shares" in the Recitals of the SPA shall reflect that 666,667 Shares are being purchased by Alliance.

      3.2 The term "Buyer" referenced in Section I of the SPA under the definition of "Steering Committee" shall be limited to SanDisk or any of its permitted assignees.

      3.3 The "purchase price" for the Shares to be purchased by Alliance which is referenced in Section 2.2 of the SPA shall be $30 per share representing an aggregate purchase price of $20,000,000.

      3.4 The following shall be added to the end of Section 2.4 of the SPA:

           "Concurrently with the execution of the Agreement between Alliance and the Company, TIC and Alliance will execute and enter into the Agreement in the form of Exhibit D attached hereto."

      3.5 The term "Buyer" referenced in the first sentence of Section 5.6.3 of the SPA shall be limited to SanDisk or any of its permitted assignees.

      3.6 The term "Buyer" referenced in Section 5.6.4. of the SPA shall be limited to SanDisk or any of its permitted assignees.

      3.7 In Section 5.7 of the SPA, the word "Alliance's, " shall be inserted before the word "TIC's."

      3.8  Satisfaction  of the  condition  to Closing  set forth in Section 7.3
           shall  be  determined   exclusively   by  SanDisk  or  its  permitted
           assignees.

      3.9 The term "Buyer" referenced in Section 7.17 of the SPA shall be limited to SanDisk or any of its permitted assignees.

      3.10 The term "Buyer" referenced in Section 8, inclusive of all subsections thereto, shall mean SanDisk and Alliance, separately and not jointly, as the case may be. For the avoidance of all doubt, a failure on the part of SanDisk or Alliance to satisfy any of the conditions to closing thereto shall not entitle Tower to elect not to close the SPA with the other party.

      3.11 The terms  "Buyer"  and "Buyer  Indemnified  Persons"  referenced  in
           Section 10, inclusive of all subsections thereto, shall mean SanDisk and Alliance, separately and not jointly, as the case may be.

      3.12 The term "Buyer" referenced in Section 11.2 of the SPA shall be limited to SanDisk or any of its permitted assignees.

      3.13 The term "Buyer" referenced in Section 11.3 of the SPA shall be limited to SanDisk or any of its permitted assignees.

      3.14 The term "Buyer" referenced in Section 11.4 of the SPA shall be limited to SanDisk or any of its permitted assignees.

      3.15 The term "Buyer" referenced in the second sentence of Section 11.5 of the SPA shall be limited to SanDisk or any of its permitted assignees.

      3.16 The Company and SanDisk have amended Section 11.7 of the SPA, by a Side Letter Agreement dated August 29, 2000, restricting certain of the pre-emptive rights set forth therein, and Alliance hereby agrees to be subject to the terms of this amendment.

      3.17 The amount of "Shares" referenced in the Recitals of the APOA shall be adjusted to reflect the transactions contemplated hereby.

      3.18 The  amount of "A  Additional  Purchase  Obligations"  referenced  in
           Section 2.1.1 of the APOA and which are to be issued and delivered to Alliance pursuant to this Agreement shall be 1,833,335 Ordinary Shares.

      3.19 The "Exercise Price" for the Additional Purchase Obligations to be purchased by Alliance pursuant to the APOA shall be $30 per additional purchase obligation.

      3.20 Sections 2.12, 2.1.3 and 3.2.2 of the APOA and all references to the "B Additional Purchase Obligations" in the APOA shall not be applicable to Alliance.

      3.21 Each Series A Additional  Purchase  Obligation  referenced in Section
           2.2 of the APOA shall contain Additional Purchase Obligations to purchase up to an aggregate of 366,667 Ordinary Shares of the Company.

      3.22 The final form of Registration Rights Agreement shall be revised to reflect Alliance's participation in the transactions contemplated by the Registration Rights Agreement on a pari passu basis with the rights of SanDisk.

4. Additional addresses for notices to be sent pursuant to Sections 12.4 of the SPA and 8.4 of the APOA, shall be as follows:

      Alliance Semiconductor Corporation
      2575 Augustine Drive
      Santa Clara, California 95054
      Attn: Bradley Perkins
      Tel: (408) 855-4900
      Fax: (408) 855-4999

5. Concurrent with the execution of this Agreement, the parties shall execute and enter into the Foundry Agreement in the form of Exhibit C hereto.

6. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties, except that Alliance may assign any of its rights under this Agreement to any wholly owned Subsidiary of Alliance or to any Subsidiary which is wholly owned other than a nominal interest, so long as such ownership shall be maintained. Additionally, should Alliance reorganize into separate investment and manufacturing Companies, because of issues with the United States Investment Company Act of 1940, Company will allow Alliance to assign this Agreement, as well as the other agreements between the parties, to the reorganized companies as necessary, as long as after such an assignment, the Company will still be dealing with the same parties as it originally intended to deal with. Subject to the two preceding sentences, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

7.    This Agreement may be executed in one or more counterparts.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Alliance Semiconductor Corporation           Tower Semiconductor Ltd.

By:   /s/ N. Damodar Reddy                   By: /s/ Yoav Nissan-Cohen
      N. Damodar Reddy                        Yoav Nissan-Cohen
      President and CEO                       Title: Co-CEO